EXHIBIT 99.2

                                     SLIDE 1

                               MAF BANCORP, INC.

                                 Lehman Brothers
                       2004 Financial Services Conference
                              September 13-15, 2004


These presentation materials are provided to conference attendees for reference purposes only and should be read in conjunction with the more complete information in MAF Bancorp's recent releases and SEC reports, copies of which have been provided herewith.

                                     SLIDE 2


                                OUTLOOK FOR 2004
                                ----------------

The Company currently expects earnings for 2004 to be in the range of $3.20-$3.35 per diluted share. Mortgage loan demand, particularly refinance activity which comprised a significant portion of overall loan volume during 2003 and the beginning of 2004, has dropped significantly following the rise in interest rates during the second quarter. Due to these developments, the Company expects lower mortgage loan volume for the balance of the year and an increase in lower-yielding adjustable-rate mortgages in mortgage origination product mix. The Company expects to benefit from lower non-interest expenses in the second half of the year due to completion of the St. Francis systems conversion, although some of this benefit will be offset by higher than previously anticipated costs relating to management personnel and infrastructure improvements to accommodate the growth of the Company, as well as increased costs associated with compliance with new laws affecting public companies.

As a result of lower projected loan origination volume, the Company currently expects earning asset growth to be slower in the balance of 2004 than in the first half of the year. In addition, the Company expects loan sale profits from 1-4 family originations to continue to decline more than originally projected. Income from real estate development activities is projected to be lower than previously estimated because of delays in receiving municipal approvals for the Company's Springbank development. While the approvals are still expected this year, the delay will postpone some of the previously anticipated sales in this new project until 2005. The Company currently estimates income from real estate development operations to be in the range of $6.0-$9.5 million for 2004.

The Company's earnings expectations assume a stable housing purchase market, continued good credit quality and completion of the Company's previously authorized stock buyback program.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 3


                          FORWARD-LOOKING INFORMATION
                          ---------------------------


Statements contained in this presentation that are not historical facts constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future.

Factors which could have a material adverse effect on operations and could affect management's outlook or future prospects of the Company and its subsidiaries include, but are not limited to, higher than expected overhead, infrastructure and compliance costs, difficulties implementing the Company's business model in the Milwaukee area markets, unanticipated changes in interest rates or flattening of the yield curve, demand for loan products, unanticipated changes in secondary mortgage market conditions or the market for mortgage servicing rights, deposit flows, competition, adverse federal or state legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and Federal Reserve Board, difficulties or delays in completing the acquisition of Chesterfield, higher than expected costs or unanticipated difficulties associated with the integration of Chesterfield into MAF, deteriorating economic conditions which could result in increased delinquencies in MAF's or Chesterfield's loan portfolio, the quality or composition of MAF's or Chesterfield's loan or investment portfolios, demand for financial services and residential real estate in MAF's or Chesterfield's market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                     SLIDE 4

MAF Bancorp, Inc.

o        Largest Chicago-based thrift

o        8th largest deposit market share in Chicago area

o        6th largest deposit market share in the Milwaukee area

o        67 branch offices; average branch size of $85 million

o        273,600 households served

o        $9.4 billion in assets

o        $5.7 billion in deposits

o        Market capitalization of $1.4 billion

All data is as of 6/30/04.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 5

            [MAP OF MAF BANCORP, INC.'S CHICAGO MARKET AREA SHOWING MIDAMERCA BANK, PLANNED DE NOVO AND CHESTERFIELD BRANCHES APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 6

DEPOSIT MARKET SHARE

         CHICAGO

                  1. Bank One                                   20.01%

                  2. LaSalle Bank                               12.13%

                  3. Harris Trust & Savings Bank                 5.09%

                  4. Citibank FSB                                4.03%

                  5. Northern Trust Co.                          3.95%

                  6. Fifth Third Bank                            2.90%

                  7. Charter One Bank NA                         2.89%

                  8. MID AMERICA BANK FSB                        2.04%*

                  9. First Midwest Bank                          1.82%

                  10. National City Bank of MI                   1.74%

         All data as of June 30, 2003

         * Includes deposits of Fidelity FSB


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 7

                 [MAP OF MAF BANCORP, INC.'S MARKET AREA SHOWING
                     CURRENT BRANCH LOCATIONS APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 8

DEPOSIT MARKET SHARE

         MILWAUKEE

                  1. US Bank National Assn                       30.98%

                  2. M&I Marshall & Ilsley Bank                  24.84%

                  3. Bank One National Assn                      6.34%

                  4. Associated Bank NA                          4.15%

                  5. Guaranty Bank                               3.33%

                  6. MID AMERICA BANK FSB                        3.26%

                  7. Wauwatosa Savings Bank                      2.29%

                  8. Mutual Savings Bank                         1.96%

                  9. North Shore Bank FSB                        1.74%

                  10. Wells Fargo Bank WI NA                     1.32%

         All data as of June 30, 2003


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 9

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Branches
o    Average Branch Size - $85 million at 6/30/04
    (At Period End)

  13         20         22         24         25       27
 -----      -----      -----      -----      -----    -----
 12/95      12/96      12/97      12/98      12/99    12/00


  32         34         66         67            75*
 -----      -----      -----      -----      -----------
 12/01      12/02      12/03       6/04      (Projected)


*Includes Chesterfield, Planned DeNovo and MAFB

                     [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 10

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

(At Period End)

 $5.20      $5.60      $5.94      $8.93    $9.37
 -----      -----      -----      -----    -----
 12/00      12/01      12/02      12/03     6/04


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 11

2004 GENERAL MARKET ADVERTISING

NEWSPAPER

[EXAMPLE OF NEWSPAPER AD FOR HOME LENDING CUSTOMERS APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 12

2004 BUSINESS BANKING ADVERTISING

NEWSPAPER


[EXAMPLE OF NEWSPAPER AD FOR BUSINESS BANKING CUSTOMERS APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 13

2004 VISA(R) GIFT CARD

IN-BRANCH MERCHANDISING

[EXAMPLE OF MIDAMERICA BANK VISA GIFT CARD AD APPEARS HERE]


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 14

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Core Deposits*/Total Deposits
      (At Period End)

 45.7%      51.8%      56.4%      58.2%    60.6%
 -----      -----      -----      -----    -----
 12/00      12/01      12/02      12/03     6/04


*Core Deposits include checking, savings and money market accounts


                     [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 15

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Checking Accounts

(At Period End)

115,400         140,600         154,100       230,600       238,500
-------         -------         -------       -------       -------
12/00           12/01           12/02          12/03          6/04


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 16

2004 TOTALLY FREE CHECKING PLUS TM

NEWSPAPER

[EXAMPLE OF NEWSPAPER AD FOR TOTALLY FREE CHECKING PLUS APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 17

2004 GENERAL MARKET ADVERTISING

NEWSPAPER

[EXAMPLE OF NEWSPAPER AD FOR ULTIMATE CHECKING APPEARS HERE]


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 18

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Account Service Charges (Millions)

o        25% Annual Growth Rate (12/99 - 12/03)

$10.2        $12.7        $16.5        $22.2        $24.6        $16.6
-----        -----        -----        -----        -----        -----
12/99        12/00        12/01        12/02        12/03         6/04
                                                              (Six Months)

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 19

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non-Interest Income Sources

o        $39 Million for the Six Months Ended 6/30/04

Deposit Account Service Fees               42%
Mortgage Banking                           14%
Real Estate Development                     9%
Brokerage Fees                              5%
Other                                      30%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 20

[PIE CHARTS APPEAR HERE WITH THE FOLLOWING PLOT POINTS]

NON INTEREST INCOME SOURCES


                                   6/30/04             12/31/03
                                 -----------         -----------
                                 $39 million         $72 million

Deposit Account Service Fees         42%                 34%
Real Estate Development               9%                 16%
Mortgage Banking                     14%                 30%
Brokerage Fees                        5%                  5%
Other                                30%                 15%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 21

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Net Interest Margin

 3.00%    3.08%    2.94%    2.89%   2.92%    3.07%    3.10%     3.05%
 -----    -----    -----    -----   -----    -----    -----     -----
  9/02    12/02     3/03     6/03    9/03    12/03     3/04      6/04

                                 Quarter Ended


                     [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 22

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Efficiency Ratio

44.6%      47.0%      46.4%       47.7%       57.8%       53.6%
-----      -----      -----       -----       -----       -----
12/00      12/01      12/02       12/03        3/04        6/04


Efficiency ratio is calculated by dividing non-interest expense by the sum of net interest income and non-interest income, excluding net gain/(loss) on sale and writedown of mortgage-backed and investment securities.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 23

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Earnings Per Share by Year

o   12% Annual Growth Rate (1999-2003)

$2.07      $2.40      $2.56      $3.11       $3.26
-----      -----      -----      -----       -----
 1999       2000       2001       2002        2003



                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 24

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Quarterly EPS (1990 - 2004)

o        18% Compounded Annual Growth Rate Since 3/90

       DATE          EPS         DATE           EPS         DATE         EPS
       ----          ---         ----           ---         ----         ---
       3/90         $.07         3/96          $.33         6/02        $.69
       6/90          .15         6/96           .31         9/02         .87
       9/90          .13         9/96           .35        12/02         .85
      12/90          .02         12/96          .37         3/03         .81
       3/91          .15         3/97           .38         6/03         .82
       6/91          .07         6/97           .42         9/03         .79
       9/91          .17         9/97           .39        12/03         .84
      12/91          .15         12/97          .39         3/04         .73
       3/92          .17         3/98           .39         6/04         .77
       6/92          .18         6/98           .42
       9/92          .22         9/98           .42
      12/92          .23         12/98          .43
       3/93          .28         3/99           .46
       6/93          .24         6/99           .53
       9/93          .25         9/99           .52
      12/93          .27         12/99          .56
       3/94          .26         3/00           .55
       6/94          .19         6/00           .58
       9/94          .22         9/00           .60
      12/94          .34         12/00          .57
       3/95          .25         3/01           .60
       6/95          .33         6/01           .60
       9/95          .32         9/01           .59
      12/95          .31         12/01          .77
                                  3/02          .70

                    (Excludes extraordinary or special items)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 25


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

STOCKHOLDERS EQUITY/TOTAL ASSETS

 8.4%      7.6%       7.5%       7.8%       8.5%       10.1%       9.7%
-----     -----      -----      -----      -----       -----       -----
12/98     12/99      12/00      12/01      12/02       12/03       6/04


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 26


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

ANNUAL CASH DIVIDENDS

$0.06    $0.14     $0.15     $0.18     $0.26     $0.34
-----    -----     -----     -----     -----     -----
1994      1995      1996      1997      1998      1999


$0.39    $0.46     $0.60     $0.72     $0.84
-----    -----     -----     -----     -----
2000      2001      2002      2003      2004


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 27

Stock Price Performance

Compounded Annual Growth Rate

One Year                              11%
Three Year                            13%
Five Year                             17%
Ten Year                              18%
Since Inception                       23%

Period Ended 8/31/04 (Dividends Reinvested)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 28

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Diversification

o   $6.7 Billion as of June 30, 2004

1-4 Family                 61%
Commercial/Other           11%
Consumer                   17%
Multifamily                 9%
C&I                         2%


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 29

o   Diversity of Loan Type

o   Customers for Life

o   Numerous Sources of Fee Income


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 30

Business Banking

o   Direct Connection with Business Customers
o   No Syndicated Loans or National Leases
o   Focus on Lending and Deposit Services
o   High Credit Quality


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 31

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Originations / Loan Sales

(Millions)

Loan Originations
-----------------

        $1,484      $2,828      $3,691      $4,994       $2,197
        ------      ------      ------      ------       ------
          2000       2001        2002        2003         6/04
                                                      (Six Months)


Loan Sales
----------

        $336        $1,020      $1,315      $1,765       $391
        ----        ------      ------      ------       ----
        2000         2001        2002        2003        6/04
                                                    (Six Months)


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 32

Home Loans - Cross Penetration

Six Months Ended June 30, 2004

     o   42% - Equity Lines of Credit
     o   41% - Checking Accounts


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 33

Loan-Generated Fee Income

o    Mortgage Banking

o    Title Insurance

o    Risk Sharing with Mortgage Insurance Companies


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 34

Mortgage Banking Operation

(Millions)


                                   Year Ended           6 Months Ended
                            ----------------------      --------------
                            12/31/02      12/31/03          6/30/04
                            --------      --------          -------
Gain on Sale of Loans        $ 16.4       $ 25.9            $  3.5
Loans Sold                   $1,315       $1,765            $  391


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 35

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Servicing Portfolio (Millions)
(At Period End)


$1,227       $785       $1,402       $2,022       $3,330       $3,309
------       -----      ------       ------       ------       ------
12/99        12/00      12/01        12/02        12/03         6/04


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 36

Loan-Generated Fee Income

o    Mortgage Banking

o    Title Insurance

o    Risk Sharing with Mortgage Insurance Companies


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 37

Credit Quality - 6/30/04

o    NPL/Total Loans:  .43%
o    Allowance for Loan Losses/NPL:  120%
o    Allowance for Loan Losses/Total Loans:  .52%
o    93% of NPL are secured by 1-4 Family Properties
o    YTD 2004 Net Charge-offs:  $414,000


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 38

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Income from Real Estate Operations

(Millions)

    $9.6         $9.5          $11.5         $9.7          $11.3
    -----        -----         -----         -----         -----
    12/99        12/00         12/01         12/02         12/03

                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 39

[MAP OF SPRINGBANK OF PLAINFIELD DEVELOPMENT APPEARS HERE]


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 40

Company Highlights

o    Growing franchise in attractive markets
o    Strong and varied asset-generation capabilities
o    Excellent credit quality
o    Multiple non-interest income sources
o    Solid earnings growth history


                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 41

MAF BANCORP, INC.

"PAYING A HIGHER RATE OF ATTENTION"  [LOGO]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

                                    SLIDE 42

              ADDITIONAL INFORMATION REGARDING PENDING ACQUISITION

   NOTE: The following notice is included to meet certain legal requirements.
   --------------------------------------------------------------------------

MAF has filed a registration statement containing a proxy statement/prospectus and other documents regarding its proposed transaction with Chesterfield Financial Corp. with the Securities and Exchange Commission. CHESTERFIELD STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT MAF AND CHESTERFIELD, AND THE PROPOSED TRANSACTION. Copies of the proxy statement/prospectus have been mailed to Chesterfield stockholders, and it and other documents filed by MAF or Chesterfield with the SEC may be obtained free of charge at the SEC's web site at http://www.sec.gov, or by directing a request to MAF at 55th Street & Holmes Avenue, Clarendon Hills, IL 60514 or Chesterfield at 10801 S. Western Avenue, Chicago, IL 60643.

Chesterfield and its directors, executive officers and certain other members of management and employees may be soliciting proxies from their stockholders in favor of the proposed merger. Information regarding such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Chesterfield's stockholders in connection with the proposed merger is set forth in Chesterfield's proxy statement filed with the SEC on October 17, 2003 relating to its annual meeting of stockholders held on November 18, 2003. Additional information is set forth in the proxy statement/prospectus on file with the SEC.


                      [MAF BANCORP, INC. LOGO APPEARS HERE]